UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2006

                              --------------------

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                        (Formerly PharmaFrontiers Corp.)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)


               000-25513                                76-0333165
               ---------                                ----------
       (Commission File Number)            (I.R.S. Employer Identification No.)

      2635 N. Crescent Ridge Drive
          The Woodlands, Texas                             77381
          --------------------                             -----
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 14, 2006 Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006. On August 14, 2006, Registrant announced its results of operations in a press release. A copy of the press release is attached as Exhibit 99.1


Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued August 14, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                OPEXA THERAPEUTICS, INC.

                                By: /s/ David B. McWilliams
                                    --------------------------------------------
                                    David B. McWilliams, Chief Executive Officer

DATE: August 14, 2006

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued August 14, 2006